SUPPLEMENT DATED NOVEMBER 14, 2023

TO THE DELAWARE LIFE ACCELERATOR PRIME® VARIABLE ANNUITY
PROSPECTUS, INITIAL SUMMARY PROPSECTUS AND UPDATING SUMMARY PROSPECTUS EACH DATED MAY 1, 2023, AS SUPPLEMENTED
ISSUED BY DELAWARE LIFE INSURANCE COMPANY VARIABLE ACCOUNT F

Pursuant to an Agreement and Plan of Reorganization (the “Reorganization”) by the BlackRock Variable Series Funds, Inc., the BlackRock Capital Appreciation V.I. Fund (the “Capital Appreciation Fund”) will be reorganized and merged into the BlackRock Large Cap Focus Growth V.I. Fund (the “Large Cap Focus Growth Fund”) as follows.

•	After close of business on December 6, 2023, Contract owners will not be permitted to allocate new Purchase Payments and Contract Value to the Capital Appreciation Fund investment option.
•
After close of business on December 8, 2023, the Contract Value in the Capital Appreciation Fund investment option in your Contract, if any, will be reallocated to the Large Cap Focus Growth Fund investment option at the same aggregate net asset value as the Contract Value in the Capital Appreciation Fund investment option held immediately prior to the Reorganization.

•	After close of business on December 8, 2023, the Capital Appreciation Fund is no longer an investment option in your Contract.
•	On December 11, 2023, the Large Cap Focus Growth Fund will change its name to the BlackRock Large Cap Growth Equity V.I. Fund.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE